ALLIANCE INTERNATIONAL FUND

ANNUAL REPORT
JUNE 30, 1998

ALLIANCE CAPITAL




LETTER TO SHAREHOLDERS                              ALLIANCE INTERNATIONAL FUND
_______________________________________________________________________________

August 24, 1998

Dear Shareholder:

This annual report contains investment results and market activity for Alliance International Fund for the periods ended June 30, 1998. We are pleased to inform you that your Fund is now being managed by Bruce W. Calvert, Chief Investment Officer and Director of Global Equity Research at Alliance. In addition to heading up the global equity research department, Mr. Calvert oversees all of the firm's investment management activities. Mr. Calvert has a total of 29 years of investment experience, 25 years at Alliance.

ECONOMIC REVIEW
During the second quarter of 1998, the global economy continued to wrestle with the effects of the Asian financial crisis. Final domestic demand in both the United States and Europe remained strong, but demand in Japan continued to decline. Growth in manufacturing output in most developed countries slowed. Weakness in commodity prices, especially oil, and falling import prices kept consumer price index (CPI) inflation rates on downward trajectories. The major central banks held official interest rates steady. U.S. and European stock prices spent most of the second quarter in a consolidating mode, ultimately posting small gains, while Tokyo stocks struggled and were basically flat in the quarter. The U.S. dollar appreciated slightly on a trade-weighted basis during the past three months, while the German mark held steady and the Japanese yen lost ground.

INVESTMENT RESULTS
Your Fund's Class A shares performed in line with both of the Fund's benchmarks for the six-month period ended June 30, 1998, posting returns of 15.43% at net asset value (NAV) compared with 15.76% for the MSCI World Index (minus the U.S.) and 15.50% for the Lipper International Funds Average. During the 12-month period ended June 30, 1998, your Fund's Class A shares achieved returns of 6.79% at NAV while the MSCI Index and Lipper Average posted returns of 6.59% and 8.19%, respectively.


INVESTMENT RESULTS*
Periods Ended June 30, 1998
                                            TOTAL RETURNS
                                       6 MONTHS      12 MONTHS
                                      ---------      ---------
ALLIANCE INTERNATIONAL FUND
    Class A                             15.43%          6.79%
    Class B                             14.92%          5.92%
    Class C                             14.91%          5.85%

MSCI WORLD INDEX (minus the U.S.)       15.76%          6.59%

LIPPER INTERNATIONAL FUNDS AVERAGE      15.50%          8.19%


* THE FUND'S INVESTMENT RESULTS ARE TOTAL RETURNS FOR THE PERIOD AND ARE BASED ON THE NET ASSET VALUE OF EACH CLASS OF SHARES AS OF JUNE 30, 1998. ALL FEES AND EXPENSES RELATED TO THE OPERATION OF THE FUND HAVE BEEN DEDUCTED, BUT NO ADJUSTMENT HAS BEEN MADE FOR SALES CHARGES THAT MAY APPLY WHEN SHARES ARE PURCHASED OR REDEEMED. TOTAL RETURN FOR ADVISOR CLASS SHARES WILL DIFFER DUE TO DIFFERENT EXPENSES CHARGED TO THAT CLASS. RETURNS FOR THE FUND AND ITS COMPARATIVE BENCHMARKS INCLUDE THE REINVESTMENT OF ANY DISTRIBUTIONS PAID DURING THE PERIOD. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

   ALL COMPARATIVE BENCHMARKS ARE UNMANAGED AND REFLECT NO FEES OR EXPENSES. THE MORGAN STANLEY CAPITAL INTERNATIONAL WORLD INDEX (MINUS THE U.S.), TRACKS THE PERFORMANCE OF STOCK MARKETS IN 22 FOREIGN COUNTRIES. THE LIPPER INTERNATIONAL FUNDS AVERAGE FOR THE SIX- AND 12-MONTH PERIODS ENDED JUNE 30, 1998 REFLECTS THE PERFORMANCE OF 544 AND 480 MUTUAL FUNDS, RESPECTIVELY. THESE FUNDS HAVE GENERALLY SIMILAR INVESTMENT OBJECTIVES TO YOUR FUND, ALTHOUGH INVESTMENT POLICIES FOR THE VARIOUS FUNDS MAY DIFFER. AN INVESTOR CANNOT INVEST DIRECTLY IN THE INDEX OR AVERAGE.

   ADDITIONAL INVESTMENT RESULTS APPEAR ON PAGE 4.


ECONOMIC OUTLOOK
Our outlook for global financial markets assumes that the strains created by the Asian crisis, while persisting for several more months, will eventually be unwound. However, many countries in East Asia, including Japan, will experience negative growth in 1998. These reversals will be mitigated by a substantial growth transfer from the United States, Europe and China totaling at least $100 billion. Low interest rates, lofty stock prices, and relatively strong currencies will facilitate this growth "export."


1



                                                    ALLIANCE INTERNATIONAL FUND
_______________________________________________________________________________

Overall growth in the United States and Europe may temporarily slip below 2%--in China, below 7%--by this summer. However, this process should not go on indefinitely, and a significant portion of the adjustment may have already occurred. Wage and benefit increases have been slowly escalating in the United States, and we expect that acceleration will show through during the remainder of 1998 as CPI inflation rises above 2%. Inflation in Europe is likely to remain subdued given the high levels of unemployment and wide output gaps, while inflation is hardly a worry in Japan's recessionary environment.

Central bank policy remains in a reactive mode, although a modest upward adjustment of official rates is possible later this year or in 1999, once the Asian shock wave passes.

The "mini-bubble" in stock prices in the United States and Europe that occurred during the first quarter of 1998 appears to have deflated. We believe that the fundamentals are in place for U.S. equities to produce returns of 10%-12% over the next year, and for European equities to do even better thanks to the advent of monetary union. Only bold action by the Japanese authorities in tackling their economic and banking problems can turn the tide in their stock market.

FUND STRATEGY
In managing your Fund, our investment strategy will emphasize stock selection and investment in a limited number of comparatively large, high-quality companies. In following this strategy, we utilize the fundamental analysis and research of Alliance's large global equity research team situated in numerous locations around the world. The Fund's sector and geographic weightings will be a by-product of our "bottom-up" stock selection approach rather than predetermined allocation.

As of June 30, 1998, we have placed some emphasis on companies in the consumer services, health care and finance sectors as well as geographically in Japan, the United Kingdom and the Netherlands.

INDUSTRIAL AND GEOGRAPHIC BREAKDOWNS AS OF JUNE 30, 1998*

7.9% CONSUMER MANUFACTURING
13.4% OTHER
16.9% CONSUMER SERVICES
6.8% UTILITIES
11.1% TECHNOLOGY
12.0% CONSUMER STAPLES
16.4% HEALTH CARE
15.5% FINANCE

15.6% JAPAN
44.0% OTHER
14.4% THE NETHERLANDS
10.1% SWITZERLAND
15.9% UNITED KINGDOM


*  EXPRESSED AS A PERCENTAGE OF TOTAL INVESTMENTS.


2



                                                    ALLIANCE INTERNATIONAL FUND
_______________________________________________________________________________

We thank you for your continued interest and investment in Alliance International Fund and look forward to reporting its progress to you in future periods.

Sincerely,


John D. Carifa
Chairman and President


Bruce W. Calvert
Senior Vice President


SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, GUARANTEED OR ENDORSED BY, ANY BANK; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


3



INVESTMENT OBJECTIVE AND POLICIES                   ALLIANCE INTERNATIONAL FUND
_______________________________________________________________________________

Alliance International Fund is a diversified investment company that seeks to provide investors with a total return on its assets from long-term growth of capital and income. The Fund invests principally in marketable securities of established non-U.S. companies participating in foreign economies with prospects of growth and foreign government securities.



INVESTMENT RESULTS
_______________________________________________________________________________

NAV AND SEC AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 1998

CLASS A SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                       6.79%          2.25%
Five Years                    10.05%          9.10%
Ten Years                      8.47%          8.00%

CLASS B SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                       5.92%          1.98%
Five Years                     9.13%          9.13%
Since Inception*               6.56%          6.56%

CLASS C SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                       5.85%          4.86%
Five Years                     9.13%          9.13%
Since Inception*               8.57%          8.57%


The Fund's investment results represent average annual total returns. The NAV and SEC returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without (NAV) and with (SEC) the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year 1% contingent deferred sales charge for accounts over $1,000,000. Total return for Advisor Class shares will differ due to different expenses associated with that class.

SEC average annual total returns for the periods shown reflect reinvestment of all distributions and deduction of the maximum 4.25% front-end sales charges and applicable contingent deferred sales charges.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


*  Inception: 9/17/90, Class B; 5/3/93, Class C.


4



                                                    ALLIANCE INTERNATIONAL FUND
_______________________________________________________________________________

ALLIANCE INTERNATIONAL FUND
GROWTH OF A $10,000 INVESTMENT
6/30/88 TO 6/30/98

$28,000
$24,000
$20,000
$16,000
$12,000
$10,000
$8,000

LIPPER INTERNATIONAL FUNDS AVERAGE: $27,306
ALLIANCE INTERNATIONAL FUND CLASS A: $21,592
MSCIWORLD INDEX (MINUS THE U.S.): $20,027

6/30/88   6/30/89   6/30/90   6/30/91   6/30/92   6/30/93
6/30/94   6/30/95   6/30/96   6/30/97   6/30/98


This chart illustrates the total value of an assumed $10,000 investment in Alliance International Fund Class A shares (from 6/30/88 to 6/30/98) as compared to the performance of an appropriate broad-based index. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B, Class C and Advisor Class shares will vary from the results shown above due to differences in expenses charged to those classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The Morgan Stanley Capital International World Index (minus the United States) is an unmanaged, market-capitalization-weighted index that measures the performance of stock markets in 22 countries outside the United States.

The Lipper International Funds Average reflects performance of 35 funds (based on the number of funds in the average from 6/30/88 to 6/30/98). These funds have generally similar investment objectives to Alliance International Fund, although the investment policies of some funds included in the average may vary.

When comparing Alliance International Fund to the index and average shown above, you should note that no charges or expenses are reflected in the performance of the index. Lipper results include fees and expenses.


Alliance International Fund
Lipper International Funds Average
MSCIWorld Index (minus the U.S)


5



TEN LARGEST HOLDINGS
JUNE 30, 1998                                       ALLIANCE INTERNATIONAL FUND
_______________________________________________________________________________

                                                                     PERCENT OF
COMPANY                                              U.S. $ VALUE    NET ASSETS
-------------------------------------------------------------------------------
Nokia AB Series A--Develops and manufactures
  mobile phones, networks, and systems for
  cellular and fixed networks.                        $16,206,735         6.0%
Akzo Nobel NV--A worldwide operating company,
  products include chemicals, man-made fibres,
  paints, enamels and salts, ethical drugs,
  veterinary products, hospital supplies and
  diagnostics.                                         15,576,088         5.7
Nestle AG--A holding company whose subsidiaries
  produce and sell a variety of food and consumer
  products.                                            10,717,823         4.0
International Nederlander Groep NV--Offers a wide
  range of financial services to individuals,
  corporations and other institutions.                 10,487,067         3.9
Diageo Plc.--Has operations in food, alcoholic
  beverages, fast food restaurants, and property
  management.                                           9,028,736         3.3
Ladbroke Group Plc.--Diversified company with
  interests in off-track betting, hotels, and
  real estate.                                          8,239,970         3.0
Sanofi SA--Researches and manufactures health
  care products and beauty aids.                        7,224,391         2.7
Credito Italiano--Provides a full range of
  banking services.                                     6,810,858         2.5
Novartis AG--Manufactures healthcare products for
  use in medical fields, as well as nutritional
  and agricultural products.                            6,667,107         2.5
Telebras (ADR)--A holding company for the
  telecommunications sector in Brazil.                  6,551,250         2.4

                                                      $97,510,025        36.0%


6



INDUSTRY DIVERSIFICATION
JUNE 30, 1998                                       ALLIANCE INTERNATIONAL FUND
_______________________________________________________________________________

                                           U.S. $ VALUE   PERCENT OF NET ASSETS
-------------------------------------------------------------------------------
Basic Industries                           $ 11,222,657              4.1%
Capital Goods                                 4,207,227              1.6
Consumer Manufacturing                       21,245,932              7.9
Consumer Services                            45,851,028             16.9
Consumer Staples                             32,432,393             12.0
Energy                                        8,631,257              3.2
Finance                                      41,899,845             15.5
Healthcare                                   44,347,619             16.4
Multi Industry                                8,285,724              3.1
Technology                                   30,149,471             11.1
Utilities                                    18,399,069              6.8
Total Investments*                          266,672,222             98.6
Cash and receivables, net of liabilities      3,845,086              1.4
Net Assets                                 $270,517,308            100.0%


*    Excludes short-term obligations.


7



PORTFOLIO OF INVESTMENTS
JUNE 30, 1998                                       ALLIANCE INTERNATIONAL FUND
_______________________________________________________________________________

COMPANY                                         SHARES       U.S. $ VALUE
-------------------------------------------------------------------------
COMMON & PREFERRED STOCKS-98.6%
AUSTRALIA-0.3%
Normandy Mining, Ltd.                         1,000,000      $   819,390

BRAZIL-2.4%
Telebras (ADR)                                   60,000        6,551,250

CANADA-0.6%
Newcourt Credit Group, Inc. (a)                  37,600        1,845,830

DENMARK-2.0%
Ratin AS Cl. B                                   25,000        5,297,270

FINLAND-8.3%
Nokia AB Series A                               220,000       16,206,735
Orion-Yhtyma OY Series B                        205,195        6,331,153
                                                             ------------
                                                              22,537,888

FRANCE-6.4%
Sanofi SA                                        61,387        7,224,391
Seita (b)                                        70,000        3,174,708
Total, SA Cl. B (b)                              50,000        6,505,007
Union des Assurances Federales, SA                1,800          283,936
                                                             ------------
                                                              17,188,042

GERMANY-7.1%
Adidas Salomon AG                                35,000        6,057,748
Merck KG AA                                      18,410          824,168
Prosieben Media AG pfd. (a)                      91,360        4,753,872
Volkswagen AG                                     6,000        5,774,832
Wella AG pfd.                                     1,500        1,697,501
                                                             ------------
                                                              19,108,121

HONG KONG-3.2%
Cheung Kong Holdings                            450,600        2,221,595
Dickson Concepts International, Ltd.            404,500          563,836
Hong Kong Electric Holdings, Ltd.               500,000        1,548,787
Hutchison Whampoa, Ltd.                         800,000        4,212,700
                                                             ------------
                                                               8,546,918

ITALY-4.3%
Credito Italiano                              1,300,000        6,810,858
Telecom Italia Spa                              640,000        4,715,154
                                                             ------------
                                                              11,526,012

JAPAN-15.6%
Bridgestone Corp. (b)                           150,000        3,561,475
Canon, Inc.                                     117,000        2,667,849
Daiwa Securities Co., Ltd.                      700,000        3,025,082
Fuji Photo Film Co.                              78,000        2,727,135
Honda Motor Co. (b)                             135,000        4,827,536
Japan Tobacco, Inc.                                 271        1,842,043
Nintendo Co. (b)                                 40,000        3,720,728
Orix Corp.                                       30,000        2,034,818
Rohm Co., Ltd. (b)                               36,000        3,713,489
Sankyo Co., Ltd.                                 40,000          914,981
Sony Corp. (b)                                   50,000        4,325,166
TDK Corp. (b)                                    54,000        4,006,660
Tokai Bank                                      390,000        2,156,864
Yamanouchi Pharmaceutical Co., Ltd. (b)         130,000        2,719,606
                                                             ------------
                                                              42,243,432

MEXICO-1.1%
Coca-Cola Femsa, SA (ADR)                        25,000          434,375
Panamerican Beverages Cl. A                      80,000        2,515,000
                                                             ------------
                                                               2,949,375

NETHERLANDS-14.5%
Akzo Nobel NV                                    70,000       15,576,088
ASM Lithography Holding NV (a)                  120,000        3,554,738
International Nederlander Groep NV              160,000       10,487,067
Philips Electronics NV                           50,000        4,207,227
Wolters Kluwer CVA                               38,776        5,327,313
                                                             ------------
                                                              39,152,433


8



                                                    ALLIANCE INTERNATIONAL FUND
_______________________________________________________________________________

                                              SHARES OR
                                              PRINCIPAL
                                                AMOUNT
COMPANY                                          (000)       U.S. $ VALUE
-------------------------------------------------------------------------
SOUTH KOREA-0.0%
S.K. Telecom Co., Ltd. (ADR)                      4,269      $    23,746
SPAIN-3.9%
Tabacalera, SA Cl. A                            230,000        4,719,708
Telefonica, SA                                  120,000        5,560,132
Unidad Editorial, SA (c)                        297,500          311,075
                                                             ------------
                                                              10,590,915

SWEDEN-2.9%
Astra AB Series A                               200,000        4,090,125
Sparbanken Sverige AB Series A                   40,000        1,204,454
Volvo AB Cl. B                                   90,000        2,681,792
                                                             ------------
                                                               7,976,371

SWITZERLAND-10.1%
Ciba Specialty Chemical Holding                  40,000        5,144,291
Nestle AG (b)                                     5,000       10,717,823
Novartis AG                                       4,000        6,667,107
Zurich Vericher Namen                             7,482        4,782,788
                                                             ------------
                                                              27,312,009

UNITED KINGDOM-15.9%
BPB Industries Plc.                             600,000        3,636,607
Bank of Scotland                                375,000        4,201,383
Compass Group Plc.                              500,000        5,760,465
Diageo Plc.                                     760,000        9,028,736
Granada Group Plc.                              130,000        2,392,012
Ladbroke Group Plc.                           1,500,000        8,239,970
Stolt Comex Seaway, SA                           75,600        1,464,750
  (ADR)                                          37,800          661,500
Tomkins Plc.                                    750,000        4,073,024
United Assurance Group Plc.                     300,000        2,845,169
United News & Media, Inc.                        50,000          699,604
                                                             ------------
                                                              43,003,220

Total Common & Preferred Stocks
  (cost $230,736,625)                                        266,672,222

TIME DEPOSIT-1.7%
Royal Bank of Canada,
  5.75%, 7/01/98
  (cost $4,500,000)                              $4,500        4,500,000

TOTAL INVESTMENTS-100.3%
  (cost $235,236,625)                                        271,172,222
Other assets less liabilities-(0.3)%                            (654,914)

NET ASSETS-100%                                            $ 270,517,308


(a)  Non-income producing security.

(b) Securities, or a portion thereof, with an aggregate market value of $31,068,988 have been segregated to collateralize forward exchange currency contracts.

(c)  Restricted and illiquid securities valued at fair value (See Notes A & F).

     Glossary:
     ADR - American Depositary Receipt

     See notes to financial statements.


9



STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1998                                       ALLIANCE INTERNATIONAL FUND
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $235,236,625)          $271,172,222
  Cash, at value (cost $1,378,373)                                    1,375,633
  Receivable for investment securities and foreign currency sold      3,101,710
  Receivable for shares of beneficial interest sold                   2,077,550
  Dividends and interest receivable                                     358,999
  Foreign taxes receivable                                              306,707
  Unrealized appreciation of forward exchange currency contract           2,276
  Total assets                                                      278,395,097

LIABILITIES
  Payable for shares of beneficial interest redeemed                  3,827,886
  Payable for investment securities and foreign currency purchased    3,032,022
  Advisory fee payable                                                  574,849
  Distribution fee payable                                               97,843
  Accrued expenses                                                      345,189
  Total liabilities                                                   7,877,789

NET ASSETS                                                         $270,517,308

COMPOSITION OF NET ASSETS
  Shares of beneficial interest, at par                            $    149,083
  Additional paid-in capital                                        222,024,226
  Undistributed net investment income                                 1,829,171
  Accumulated net realized gain on investments and foreign
    currency transactions                                            10,576,194
  Net unrealized appreciation of investments and foreign
    currency denominated assets and liabilities                      35,938,634
                                                                   $270,517,308

CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS A SHARES
  Net asset value and redemption price per share ($131,564,997/
    7,094,137 shares of beneficial interest issued and outstanding)      $18.55
  Sales charge--4.25% of public offering price                              .82
  Maximum offering price                                                 $19.37

  CLASS B SHARES
  Net asset value and offering price per share ($71,370,335/
    4,098,451 shares of beneficial interest issued and outstanding)      $17.41

  CLASS C SHARES
  Net asset value and offering price per share ($20,427,825/
    1,172,543 shares of beneficial interest issued and outstanding)      $17.42

  ADVISOR CLASS SHARES
  Net asset value, redemption and offering price per share
    ($47,154,151 / 2,543,195 shares of beneficial interest
    issued and outstanding)                                              $18.54


See notes to financial statements.


10



STATEMENT OF OPERATIONS
YEAR ENDED JUNE 30, 1998                            ALLIANCE INTERNATIONAL FUND
_______________________________________________________________________________

INVESTMENT INCOME
  Dividends (net of foreign taxes withheld
    of $519,257)                                     $4,115,694
  Interest                                              242,699    $ 4,358,393

EXPENSES
  Advisory fee                                        2,718,678
  Distribution fee - Class A                            251,400
  Distribution fee - Class B                            729,494
  Distribution fee - Class C                            211,941
  Custodian                                             635,742
  Transfer agency                                       512,895
  Audit and legal                                       141,724
  Administrative                                        127,000
  Printing                                              111,563
  Registration                                           70,853
  Trustees' fees                                         25,000
  Miscellaneous                                          88,476
  Total expenses                                      5,624,766
  Less: expenses waived by adviser                     (407,802)
  Net expenses                                                       5,216,964
  Net investment loss                                                 (858,571)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
  Net realized gain on investment transactions                      18,748,042
  Net realized gain on foreign currency transactions                 3,357,394
  Net change in unrealized appreciation of:
    Investments                                                       (882,601)
    Foreign currency denominated assets and liabilities               (156,892)
  Net gain on investments and foreign currency transactions         21,065,943

NET INCREASE IN NET ASSETS FROM OPERATIONS                         $20,207,372


See notes to financial statements.


11



STATEMENT OF CHANGES IN NET ASSETS                  ALLIANCE INTERNATIONAL FUND
_______________________________________________________________________________

                                                    YEAR ENDED      YEAR ENDED
                                                      JUNE 30,       JUNE 30,
                                                        1998           1997
                                                   -------------  -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income (loss)                     $   (858,571)  $    136,758
  Net realized gain on investments and foreign
    currency transactions                            22,105,436     11,103,038
  Net change in unrealized appreciation
    (depreciation)of investments and foreign
    currency denominated assets and liabilities      (1,039,493)    13,688,698
  Net increase in net assets from operations         20,207,372     24,928,494

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
    Class A                                            (340,015)    (1,212,031)
    Advisor Class                                      (164,972)        (6,456)
  Net realized gain on investments and foreign
    currency transactions
    Class A                                          (8,564,124)   (11,329,853)
    Class B                                          (5,015,932)    (4,543,388)
    Class C                                          (1,492,502)    (1,515,641)
    Advisor Class                                    (2,849,305)       (47,863)

CAPITAL STOCK TRANSACTIONS
  Net decrease                                      (31,125,975)    (2,106,765)
  Total increase (decrease)                         (29,345,453)     4,166,497

NET ASSETS
  Beginning of year                                 299,862,761    295,696,264
  End of year (including undistributed net
    investment income of $1,829,171 and
    $91,546, respectively)                         $270,517,308   $299,862,761


See notes to financial statements.


12



NOTES TO FINANCIAL STATEMENTS
JUNE 30, 1998                                       ALLIANCE INTERNATIONAL FUND
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance International Fund (the "Fund"), which is a Massachusetts business trust, is registered under the Investment Company Act of 1940, as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C, and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a contingent deferred sales charge of 1%. Class B shares are sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked price on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter, are valued at the mean of the current bid and asked price. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Trustees. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

Net realized foreign exchange gains and losses represent gains and losses from sales and maturities of debt securities, holding of foreign currency contracts, foreign currencies, exchange gains and losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes receivable recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation of investments and foreign currency denominated assets and liabilities.

3. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.


13



NOTES TO FINANCIAL STATEMENTS (CONTINUED)           ALLIANCE INTERNATIONAL FUND
_______________________________________________________________________________

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts on short-term securities as adjustments to interest income.

5. INCOME AND EXPENSES
All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and the Advisor Class shares have no distribution fees.

6. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date.

Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. During the current fiscal year, permanent differences, primarily due to net foreign currency gains, resulted in a net increase in undistributed net investment income, and a corresponding decrease in accumulated net realized gain on investments and foreign currency transactions. This reclassification had no affect on net assets.

NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") a fee at a quarterly rate equal to 1/4 of 1% (approximately 1% on an annual basis) of quarter end net assets up to $500 million and 3/16 of 1% (approximately .75% on an annual basis) of quarter end net assets in excess of $500 million. Effective July 1, 1997 the Adviser has voluntarily agreed to waive unilaterally, for a minimum of two years, that portion of the Fund's advisory fee on the first $500 million of net assets in excess of the annualized rate of .85 of 1%. Such waiver amounted to $407,802. Pursuant to the advisory agreement, the Fund paid $127,000 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the year ended June 30, 1998.

The Fund compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $376,447 for the year ended June 30, 1998.

Alliance Fund Distributors, Inc. (a wholly-owned subsidiary of the Adviser) serves as the Distributor of the Fund's shares. The Distributor received $2,606, $153,795 and $6,763 in contingent deferred sales charges from the redemptions of Class A, Class B and Class C shares, respectively for the year ended June 30, 1998.

Brokerage commissions paid on investment transactions for the year ended June 30, 1998, amounted to $1,675,091, none of which was paid to brokers utilizing the services of the Pershing Division of Donaldson, Lufkin & Jenrette Securities Corp. ("DLJ"), an affiliate of the Adviser, nor to DLJ directly.


NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement the Fund pays a distribution fee to the Distributor at an annual rate of up to .30 of 1% of the average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to the Class B and Class C shares. There is no distribution fee on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution


14



                                                    ALLIANCE INTERNATIONAL FUND
_______________________________________________________________________________

assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $2,638,659 and $838,475, for Class B and Class C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term and U.S. government securities) aggregated $321,444,896 and $364,575,592, respectively, for the year ended June 30, 1998. There were no purchases or sales of U.S. government or government agency obligations for the year ended June 30, 1998.

At June 30, 1998, the cost of investments for federal income tax purposes was $239,602,853. Accordingly, gross unrealized appreciation of investments was $43,956,953 and gross unrealized depreciation of investments was $12,387,584 resulting in net unrealized appreciation of $31,569,369 (excluding foreign currency transactions).

FORWARD EXCHANGE CURRENCY CONTRACTS
The Fund enters into forward foreign exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain firm purchase and sale commitments denominated in foreign currencies. A forward foreign exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract is included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward foreign exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund.

The Fund's custodian will place and maintain cash not available for investment or liquid assets having a value equal to the aggregate amount of the Fund's commitments under forward foreign exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

At June 30, 1998, the Fund had one outstanding forward foreign exchange currency contract as follows:

                                CONTRACT    VALUE ON      U.S. $
                                 AMOUNT   ORIGINATION    CURRENT     UNREALIZED
                                  (000)       DATE        VALUE    APPRECIATION
                               ---------  -----------  ----------- ------------
FOREIGN CURRENCY SALE CONTRACT
Japanese Yen,
  settling 9/24/98             2,921,639  $21,416,500  $21,414,224     $2,276


15



NOTES TO FINANCIAL STATEMENTS (CONTINUED)           ALLIANCE INTERNATIONAL FUND
_______________________________________________________________________________

NOTE E: SHARES OF BENEFICIAL INTEREST
There is an unlimited number of $.01 par value shares of beneficial interest authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class. Transactions in shares of beneficial interest were as follows:

                               SHARES                         AMOUNT
                     --------------------------  ------------------------------
                      YEAR ENDED     YEAR ENDED    YEAR ENDED      YEAR ENDED
                       JUNE 30,       JUNE 30,      JUNE 30,        JUNE 30,
                         1998           1997          1998            1997
                     ------------  ------------  --------------  --------------
CLASS A
Shares sold           24,484,292     6,622,075   $ 429,262,692   $ 114,715,975
Shares issued in
  reinvestment of
  dividends and
  distributions          434,528       663,141       7,195,776      11,054,555
Shares converted
  from Class B           135,142       117,002       2,418,317       2,047,012
Shares redeemed      (28,137,023)   (7,939,629)   (501,332,312)   (137,402,166)
Net decrease          (3,083,061)     (537,411)  $ (62,455,527)  $  (9,584,624)

CLASS B
Shares sold            5,858,963     2,125,113   $  98,173,143   $  35,155,961
Shares issued in
  reinvestment of
  distributions          253,584       214,830       3,960,979       3,409,345
Shares converted
  to Class A            (143,173)     (123,261)     (2,422,365)     (2,047,012)
Shares redeemed       (6,258,880)   (1,982,904)   (105,349,658)    (32,750,197)
Net increase
  (decrease)            (289,506)      233,778   $  (5,637,901)  $   3,768,097

CLASS C
Shares sold            1,285,146     1,792,800   $  21,956,475   $  29,797,881
Shares issued in
  reinvestment of
  distributions           55,617        50,633         869,855         804,053
Shares redeemed       (1,480,320)   (2,075,557)    (25,121,032)    (34,583,108)
Net decrease            (139,557)     (232,124)  $  (2,294,702)    $(3,981,174)


                      YEAR ENDED   OCT. 2,1996(A)   YEAR ENDED   OCT. 2,1996(A)
                        JUNE 30         TO           JUNE 30,          TO
                          1998     JUNE 30,1997        1998       JUNE 30, 1997
                     ------------  ------------  --------------  --------------
ADVISOR CLASS
Shares sold            2,988,364       501,850   $  56,300,890   $   8,317,799
Shares issued in
  reinvestment of
  dividends and
  distributions          181,876         2,960       3,008,222          49,249
Shares redeemed       (1,092,832)      (39,023)    (20,046,957)       (676,112)
Net increase           2,077,408       465,787   $  39,262,155   $   7,690,936


(a)  Commencement of distribution.


16



                                                    ALLIANCE INTERNATIONAL FUND
_______________________________________________________________________________

NOTE F: RESTRICTED AND ILLIQUID SECURITIES

                             DATE
SECURITY                   ACQUIRED    U.S. $ COST
--------                   --------    -----------
Unidad Editorial, SA        1/20/92      $369,591


The security shown above is restricted as to sale and has been valued at fair value in accordance with procedures described in Note A. The value of this security at June 30, 1998 was $311,075 representing 0.1% of net assets.

NOTE G: CONCENTRATION OF RISK
Investing in securities of foreign companies involves special risks which include revaluation of currency and future adverse political and economic developments. Moreover, securities of many foreign companies and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies.

NOTE H: BANK BORROWING
A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $500 million revolving credit facility (the "Facility") to provide for short-term financing if necessary in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. During the year ended June 30, 1998, the Fund had borrowings outstanding for 6 days and the weighted average interest on such borrowings was 6.12%. The Fund had no borrowings outstanding on June 30, 1998.


17



FINANCIAL HIGHLIGHTS                                ALLIANCE INTERNATIONAL FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH
YEAR

                                                                        CLASS A
                                            ----------------------------------------------------------------
                                                                 YEAR ENDED JUNE 30,
                                            ----------------------------------------------------------------
                                                1998         1997          1996         1995         1994
                                            ------------  -----------  -----------  ----------  ------------
Net asset value, beginning of year            $18.69       $18.32        $16.81       $18.38       $16.01

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)                    (.01)(a)      .06(a)        .05(a)       .04         (.09)
Net realized and unrealized gain on
  investments and foreign currency
  transactions                                  1.13         1.51          2.51          .01         3.02
Net increase in net asset value from
  operations                                    1.12         1.57          2.56          .05         2.93

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.05)        (.12)           -0-          -0-          -0-
Distributions from net realized gains
  on investments and foreign currency
  transactions                                 (1.21)       (1.08)        (1.05)       (1.62)        (.56)
Total dividends and distributions              (1.26)       (1.20)        (1.05)       (1.62)        (.56)
Net asset value, end of year                  $18.55       $18.69        $18.32       $16.81       $18.38

TOTAL RETURN
Total investment return(b)                      6.79%        9.30%        15.83%         .59%       18.68%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)     $131,565     $190,173      $196,261     $165,584     $201,916
Ratios to average net assets of:
  Expenses, net of waivers                      1.65%        1.73%         1.72%        1.73%        1.90%
  Expenses, before waivers                      1.80%        1.74%(c)      1.72%        1.73%        1.90%
Ratio of net investment income (loss)
  to average net assets                         (.05)%        .31%          .31%         .26%        (.50)%
Portfolio turnover rate                          121%          94%           78%         119%          97%


See footnote summary on page 21.


18



                                                    ALLIANCE INTERNATIONAL FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH
YEAR

                                                                        CLASS B
                                            -----------------------------------------------------------------
                                                                   YEAR ENDED JUNE 30,
                                            -----------------------------------------------------------------
                                                1998         1997         1996         1995         1994
                                            ------------  -----------  ------------  ----------  ------------
Net asset value, beginning of year            $17.71       $17.45        $16.19       $17.90       $15.74

INCOME FROM INVESTMENT OPERATIONS
Net investment loss                             (.16)(a)     (.09)(a)      (.07)(a)     (.01)        (.19)(a)
Net realized and unrealized gain (loss)
  on investmentsand foreign currency
  transactions                                  1.07         1.43          2.38         (.08)        2.91
Net increase (decrease) in net asset
  value from operations                          .91         1.34          2.31         (.09)        2.72

LESS: DISTRIBUTIONS
Distributions from net realized gains on
  investments and foreign currency
  transactions                                 (1.21)       (1.08)        (1.05)       (1.62)        (.56)
Net asset value, end of year                  $17.41       $17.71        $17.45       $16.19       $17.90

TOTAL RETURN
Total investment return(b)                      5.92%        8.37%        14.87%        (.22)%      17.65%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $71,370      $77,725       $72,470      $48,998      $29,943
Ratios to average net assets of:
  Expenses, net of waivers                      2.49%        2.58%         2.55%        2.57%        2.78%
  Expenses, before waivers                      2.64%        2.59%(c)      2.55%        2.57%        2.78%
Ratio of net investment loss to average
  net assets                                    (.90)%       (.51)%        (.46)%       (.62)%      (1.15)%
Portfolio turnover rate                          121%          94%           78%         119%          97%


See footnote summary on page 21.


19



FINANCIAL HIGHLIGHTS (CONTINUED)                    ALLIANCE INTERNATIONAL FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH
YEAR

                                                                        CLASS C
                                            ---------------------------------------------------------------
                                                                   YEAR ENDED JUNE 30,
                                            ---------------------------------------------------------------
                                                1998         1997         1996         1995         1994
                                            ------------  -----------  -----------  ----------  -----------
Net asset value, beginning of year            $17.73       $17.46       $16.20       $17.91       $15.74

INCOME FROM INVESTMENT OPERATIONS
Net investment loss                             (.15)(a)     (.09)(a)     (.07)(a)     (.14)        (.11)
Net realized and unrealized gain on
  investments and foreign currency
  transactions                                  1.05         1.44         2.38          .05         2.84
Net increase (decrease) in net asset
  value from operations                          .90         1.35         2.31         (.09)        2.73

LESS: DISTRIBUTIONS
Distributions from net realized gains
  on investments and foreign currency
  transactions                                 (1.21)       (1.08)       (1.05)       (1.62)        (.56)
Net asset value, end of year                  $17.42       $17.73       $17.46       $16.20       $17.91

TOTAL RETURN
Total investment return(b)                      5.85%        8.42%       14.85%        (.22)%      17.72%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)      $20,428      $23,268      $26,965      $19,395      $13,503
Ratios to average net assets of:
  Expenses, net of waivers                      2.48%        2.56%        2.53%        2.54%        2.78%
  Expenses, before waivers                      2.63%        2.58%(c)     2.53%        2.54%        2.78%
Ratio of net investment loss to
  average net assets                            (.90)%       (.51)%       (.47)%       (.88)%      (1.12)%
Portfolio turnover rate                          121%          94%          78%         119%          97%


See footnote summary on page 21.


20



                                                    ALLIANCE INTERNATIONAL FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

                                                            ADVISOR CLASS
                                                     --------------------------
                                                                  OCTOBER 2,
                                                     YEAR ENDED    1996(D)
                                                       JUNE 30,       TO
                                                         1998    JUNE 30, 1997
                                                     ----------  --------------
Net asset value, beginning of period                    $18.67    $17.96

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                   .02       .16
Net realized and unrealized gain on investments
  and foreign currency transactions                       1.13      1.78
Net increase in net asset value from
  operations                                              1.15      1.94

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                      (.07)     (.15)
Distributions from net realized gains on
  investments and foreign currency transactions          (1.21)    (1.08)
Total dividends and distributions                        (1.28)    (1.23)
Net asset value, end of period                          $18.54    $18.67

TOTAL RETURN
Total investment return based on net asset value(b)       6.98%    11.57%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)              $47,154    $8,697
Ratios to average net assets of:
  Expenses, net of waivers                                1.47%     1.69%(e)
  Expenses, before waivers                                1.62%     1.69%(c)(e)
Ratio of net investment income to average net assets       .13%     1.47%
Portfolio turnover rate                                    121%       94%


(a)  Based on average shares outstanding.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

(c) Ratio reflects expenses grossed up for expense offset arrangement with the transfer agent. For the year ended June 30, 1997, the net expense ratio was 1.73%, 2.58%, 2.56% and 1.69% for Class A, B, C and Advisor Class shares, respectively.

(d)  Commencement of distribution.

(e)  Annualized.


21



REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS                                ALLIANCE INTERNATIONAL FUND
_______________________________________________________________________________

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES ALLIANCE INTERNATIONAL FUND

We have audited the accompanying statement of assets and liabilities of Alliance International Fund, including the portfolio of investments, as of June 30, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance International Fund at June 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.


New York, New York
August 7, 1998



TAX INFORMATION (UNAUDITED)
_______________________________________________________________________________

In order to meet certain requirements of the Internal Revenue Code we are advising you that $3,412,498 and $6,496,032 of the capital gain distributions paid by the fund during the fiscal year June 30, 1998 are subject to maximum tax rates of 28% and 20% respectively.

In addition, the Fund intends to make an election under Internal Revenue Code
Section 853 to pass through foreign taxes paid by the Fund to its shareholders. The total amount of foreign taxes that may be passed through to the shareholders for the fiscal year ended June 30, 1998 is $519,257. The foreign source income for information reporting purposes in $3,029,126.

Shareholders should not use the above information to prepare their tax returns. The information necessary to complete your income tax returns will be included with your Form 1099 DIV which will be sent to you separately in January 1999.


22



                                                    ALLIANCE INTERNATIONAL FUND
_______________________________________________________________________________

TRUSTEES
JOHN D. CARIFA, CHAIRMAN AND PRESIDENT
DAVID H. DIEVLER (1)
JOHN H. DOBKIN (1)
W.H. HENDERSON (1)
STIG HOST (1)
ALAN STOGA (1)

OFFICERS
BRUCE W. CALVERT, SENIOR VICE PRESIDENT
KATHLEEN A. CORBET, SENIOR VICE PRESIDENT
EDWARD BAKER, VICE PRESIDENT
STEPHEN M. BEINHACKER, VICE PRESIDENT
MARK H. BREEDON, VICE PRESIDENT
EDMUND P. BERGAN, JR., SECRETARY
MARK D. GERSTEN, TREASURER & CHIEF FINANCIAL OFFICER
VINCENT S. NOTO, CONTROLLER

CUSTODIAN
BROWN BROTHERS HARRIMAN & CO.
40 Water Street
Boston, MA 02109

PRINCIPAL UNDERWRITER
ALLIANCE FUND DISTRIBUTORS, INC.
1345 Avenue of the Americas
New York, NY 10105

LEGAL COUNSEL
SEWARD & KISSEL
One Battery Park Plaza
New York, NY 10004

INDEPENDENT AUDITORS
ERNST & YOUNG LLP
787 Seventh Avenue
New York, NY 10019

TRANSFER AGENT
ALLIANCE FUND SERVICES, INC.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-Free 1-(800) 221-5672


(1)  Member of Audit Committee.


23



ALLIANCE INTERNATIONAL FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

ALLIANCE CAPITAL

THIS REPORT IS INTENDED SOLELY FOR DISTRIBUTION TO CURRENT SHAREHOLDERS OF THE FUND.

R THESE REGISTERED SERVICE MARKS USED UNDER LICENSE FROM THE OWNER, ALLIANCE CAPITAL MANAGEMENT L.P.

INTAR